UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2014

NetSol Technologies Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-22773	95-4627685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 410, Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (818) 222-9195 / (818) 222-9197

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 6, 2014, NetSol Technologies, Inc. issued a press release announcing results of operations and financial conditions for the quarter ended September 30, 2014. The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

99.1 News Release dated November 6, 2014

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetSol Technologies Inc. (Registrant)
November 6, 2014 (Date)	/s/ NAJEEB GHAURI Najeeb Ghauri Chief Executive Officer
November 6, 2014 (Date)	/s/ ROGER ALMOND Roger Almond Chief Financial Officer